                                                                    EXHIBIT 10.3

                      NONSTATUTORY STOCK OPTION AGREEMENT


                     NONSTATUTORY STOCK OPTION AGREEMENT (the "Agreement"), made. and entered into as of this _____ day of __________ 19____ by and between Napa National Bancorp, a California corporation (the "Company"), and _____________ [an employee (the "Optionee") of Napa National Bank, a wholly-owned subsidiary of the Company (the "Bank")] [a nonemployee director of the Company].

                                   WITNESSETH
                                   ----------

                     WHEREAS, the Company has adopted the Napa National Bancorp 1982 Stock Option Plan, as amended and restated, effective July 15, 1988 (the "Plan/"/), providing for the grant to its nonemployee directors and the officers and key full-time salaried employees of the [Napa National] Bank [, a wholly-owned subsidiary of the Company (the "Bank"),] of options to purchase shares of its common stock, without par value (the "Common Stock"); and

                     WHEREAS, the Plan provides for the grant of certain stock options which are not intended to be incentive stock options ("nonstatutory stock options/" /or "options") within the meaning of
           Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"); and

                     WHEREAS, the Optionee is a nonemployee director of the Company or an officer or key employee of the Bank who is in a position to make an important contribution to the future growth and success of the Company;

                     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                     1. The Company hereby grants to the Optionee a nonstatutory stock option to purchase ___________ shares of the Common Stock at the price set forth in Section 2, on the terms and subject to the conditions hereinafter stated. If the Optionee is an employee of the Bank, in consideration of the grant of this option and the other rights which are being concurrently granted to him or her, the Optionee hereby agrees to continue his or her employment with the Bank for a period of at least one year from the date of grant of this option. If the Optionee is a nonemployee director of the Company, in consideration of the grant of this option and the other rights which are being concurrently granted to him or her, the

 Optionee hereby agrees to continue his or her directorship with the Company during the term for which he or she was elected.

           2. The purchase price per share is _________ dollars ($_________.__) (the "Option Price"), which is hereby agreed to be 100% or more of the Fair Market Value, as defined in Paragraph 4 hereof, of such Common Stock at the date of grant. The Option Price shall be subject to adjustment as hereinafter provided.

           3. Subject to the provisions of this Agreement, this option can be exercised at any time during a period of _______ (___) months from the date of grant, as follows:

                (a) This option may be exercised immediately to the extent of not more than ___________ percent (_______%) of the shares of Common Stock covered hereby.

                 (b) After the expiration of ________ (___) months from the date of grant, this option may be exercised to the extent of not more than _____________________ percent (_______%) of the shares of Common
           Stock covered hereby.

                 (c) After the expiration of ________ (___) months from the date of grant, this option may be exercised to the extent of an additional ______________________ percent (______%) of the shares of Common
           Stock covered hereby.

                 (d) After the expiration of ________ (___) months from the date of grant, this option may be exercised to the extent of an additional _____________________ percent (%) of the shares of Common Stock covered hereby.

                 (e) After the expiration of ________ (___) months from the date of grant, this option may be exercised to the extent of an additional ____________________ percent (______%) of the shares of Common Stock covered hereby.

                 (f) After the expiration of ________ (___) months from the date of grant, this option may be exercised to the extent of an additional _____________________ percent (_____%) of the shares of Common Stock covered hereby.

                  (g) After the expiration of ________ (___) months from the date of grant, this option may be exercised to the extent of an additional _____________________ percent (___) of the shares of Common Stock covered hereby.

                  (h) After the expiration of ________ (___) months from the date of grant, this option may be exercised to the extent of an additional _____________________ percent (_______%) of the shares of Common Stock covered hereby.

                  (i) After the expiration of _______ (___) months from the date of grant, this option may be exercised to the extent of an additional _____________________ percent (_____%) of the shares of Common Stock covered hereby.

                  (j) After the expiration of _______ (___) months from the date of grant, this option may be exercised to the extent of an additional _____________________ percent (_____%) of the shares of Common Stock covered hereby.

                  (k) After the expiration of ________ (___) months from the date of grant, this option may be exercised to the extent of an additional _____________________ percent (______%) of the shares of Common Stock covered hereby.

             Notwithstanding any other provision of this Agreement, this option is not exercisable after the expiration of ten (10) years and one (1) month from the date of grant.

             4. For the purposes of this Agreement, "Fair Market Value," when used in reference to the date of grant of this option or the date of any surrender of Common Stock in payment for the purchase of shares pursuant to the exercise of this option or in satisfaction of any withholding tax requirements, as the case may be, shall be determined by the Stock Option Committee of the Board of Directors of the Company (the "Committee") in accordance with any reasonable valuation method, including the valuation methods set forth in
Section 20.2031-2 of the regulations promulgated under the Code.

             5. The number of shares of Common Stock covered hereby and the price per share thereof shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company. If the shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or securities of the Company or another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise), the Optionee shall receive in substitution for each share of Common Stock issuable upon the exercise of this option the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. In addition, the Committee shall make appropriate adjustments in the number and kind of shares as to which this option, or portion thereof then unexercised, shall be exercisable so that the Optionee's proportionate interest in the securities of the Company by reason of the Optionee' 5 rights hereunder shall be maintained as before the occurrence of such event. Such adjustment shall be made without change in the total price as to the unexercised portion of this option and with a corresponding adjustment in the Option Price.

           In the event of a sale, dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or resulting corporation (unless the Company's obligations hereunder are assumed by the surviving or resulting corporation), options granted hereunder may be terminated by the Committee; provided, however, that immediately prior to such
                  --------- -------
sale,-dissolution, or liquidation, or merger or consolidation in which the Company is not the surviving or resulting corporation, the Company shall notify the Optionee as soon as practicable and, thereafter, this option may be exercised in whole or in part to the extent of any unexercised portion of this option, regardless of the vesting provisions of Section 3 of this Agreement; and, provided, further, that such right of exercise shall be conditioned
     --------  -------
upon the execution of a final plan of dissolution or liquidation or a definitive agreement of merger or consolidation.

           In the event of an offer by any person or entity to all shareholders of the Company to purchase any or all shares of Common Stock (or shares of stock or other securities which are substituted for such shares or to which such shares are adjusted as provided in this Section 5), the option granted hereunder may be exercised upon the commencement of such offer to the extent of any unexercised or unvested portion of such option.

            To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares shall be issued or delivered.

            The grant of the option granted hereunder shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

             6. No partial exercise of this option will be permitted for fewer than ___________ shares of Common Stock.

             7. Unless the Optionee is a nonemployee director of the Company, the Company shall have the right to cancel this option at any time before it otherwise would have expired by its terms and to grant to the Optionee in substitution therefor a new option stating an Option Price which is lower (but not higher) than the Option Price stated in Section 2 of this Agreement and which, in any case, shall be no less than the Fair Market Value of the shares subject hereto on the date the new option is granted. The substituted option shall not be exercisable after the expiration of ten (10) years and one (1) month from the date of grant of this option.

              8. If the Optionee's status as a nonemployee director of the Company or an officer or employee of the Bank is terminated due to total or partial disability within the meaning of Section 22(e)(3) of the Code (as determined by the Committee), this option may be exercised for a period of twelve (12) months after the date of such disability, provided the actual date of exercise is in no event after the expiration of the term of this option.

              If the Optionee's status as a nonemployee director of the Company or an officer or employee of the Bank is terminated by death, the executors or administrators of the Optionee's estate, or any person or persons who have acquired this option directly from the Optionee by the Optionee's will or the applicable laws of descent and distribution, shall have the right to exercise this option, for a period of twelve (12) months, commencing with the death of the Optionee, provided the actual date of exercise is in no event after the expiration of the term of this option.

              If the Optionee's status as a nonemployee director of the Company or an officer or employee of the Bank is terminated for any of the reasons set forth in the paragraph captioned "CAUSE" under subsection 5(c)(3) of the Plan, this option shall expire at the time notice or advice of such termination is dispatched by the Company pursuant to the Plan and, notwithstanding anything else herein to the contrary, neither the Optionee nor the Optionee' 5 estate shall be entitled to exercise this option with respect to any shares whatsoever after such termination.

           If the Optionee's status as a nonemployee director of the Company or an officer or employee of the Bank is terminated for any reason other than those specified in this Section 8, this option may be exercised within three
 (3) months following such termination to the extent this option was exercisable on the date of such termination, provided the date of exercise is in no event after the expiration of the term of this option.

           Notwithstanding the foregoing provisions of this Section 8, if the status of the Optionee as a nonemployee director is terminated because it is determined that the Optionee is, or in the view of a Federal bank regulatory agency would be, precluded from continuing service as a member of the Board of Directors of the Company by virtue of a concurrent relationship of the Optionee with an organization primarily engaged in the issue, underwriting or distribution of securities and if that Optionee shall, as an independent advisor or consultant, provide without other remuneration advice, services or other assistance to the Company or the Bank of at least the same quality or quantity as the Optionee rendered as a director, then this option shall remain in full force until the earlier of (i) expiration according to the terms of this option, (ii) termination because of death, disability or cause as described above and in accordance with those paragraphs applicable to such reasons for termination, or (iii) a determination made by the Board of Directors of the Company in its sole discretion that the Optionee's assistance to the Company or Bank has ceased to be of at least the same quality or quantity as the Optionee rendered while a director. In the event that this option is terminated pursuant to such a Board of Directors' determination, the Optionee may within three (3) months of that determination exercise this option to the extent this option was exercisable by the Optionee on the date of such determination.

           9. This option shall be exercisable during the Optionee's lifetime only by the Optionee and shall be transferable by the Optionee only by will or the laws of descent and distribution.

           10. Except as otherwise provided herein, the option herein granted and the rights and privileges conferred hereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution attachment or similar process upon the rights and privileges conferred hereby. Upon any attempt to transfer, assign, pledge or otherwise dispose of said option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, said option and the rights and privileges conferred hereby shall immediately become null and void.

           11. This option may be exercised by delivering to the Secretary of the Company payment in full at the Option Price for the number of shares of Common Stock being purchased. The Option Price may be paid by delivering, at the discretion of the Committee, (a) cash, a certified check, an official bank check or the equivalent thereof acceptable to the Company; (b) shares of Common Stock with a Fair Market Value as of the date of exercise equal to the Option Price, or (c) shares of Common Stock, with a Fair Market Value as of the date of exercise less than the full amount of the Option Price plus cash, a certified check, an official bank check or the equivalent thereof acceptable to the Company equal to the remaining amount of the Option Price, in each case together with a written notice identifying this option or the part thereof being exercised and specifying the number of shares of Common Stock for which payment is being tendered. The Company shall deliver to the Optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, without transfer or issue tax to the Optionee (or other person entitled to exercise this option), at the principal office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates for such shares of Common Stock dated the date that this option was validly exercised; provided, however, that the time of such delivery
                       --------- -------
may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law. If the Option Price is satisfied in whole or in part by delivery of shares of Common Stock, separate stock certificates shall be issued, one or more for the number of shares of stock received equal to the number of shares of Common Stock delivered and one or more for the remainder of the shares received upon the exercise.

           12. Neither the Optionee nor any person claiming under or through him shall be or have any of the rights of a shareholder of the Company in respect of any of the shares issuable upon the exercise of this option until the date of issuance of a stock certificate for such shares by the

Company. The Optionee shall not be entitled to the privileges of stock ownership as to any shares not actually issued and delivered to the Optionee.

           13. Any notice to be given to the Company under the terms of this Agreement shall be addressed to Napa National Bankcorp, in care of its Secretary, at 1500 Third Street, P.O. Box 479, Napa, California 94559-0479, or at such other address as the Company may hereafter designate in writing. Any notice to be given to the Optionee Shall be addressed to the Optionee at the address set forth beneath his or her signature hereto, or at any such other address as the Optionee may hereafter designate in writing. Any such notice shall be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, registered and deposited, postage and registry fee prepaid, in a post office or branch post office regularly maintained by the United States government.

           14. Subject to the limitations on transferability contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of the parties hereto.

           15. The option granted hereby is subject to the requirement that if at any time the Board of Directors or the Committee shall determine in its discretion that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange or under any applicable law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance of shares under this option, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board of Directors or the Committee.

           16. Unless the Optionee is required to give the notice required by
Section 17 hereof, the Optionee shall give the Company notice of any sale or other disposition of any shares issued pursuant to the exercise of this option not more than five (5) days after such sale or other disposition.

           The exercise of this option shall be conditioned upon the registration of the Plan with the Securities and Exchange Commission and qualification of the Plan with the Commissioner of Corporations of the State of California unless in the opinion of counsel to the Company such registration and qualification is not necessary. Further, unless the shares of Common Stock to be issued upon exercise of this option have been effectively registered under the Securities Act of 1933 and qualified under the California Corporate Securities Law of 1968, as each is now in force or hereafter amended, the Company shall be under no obligation to issue any shares of Common Stock covered by this option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares of Common Stock issued to him or her pursuant to such exercise of this option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, the California Corporate Securities Law of 1968, or any other applicable law, and that if shares of Common Stock are issued without such registration or qualification, a legend to this effect shall be endorsed upon the securities so issued.

           17. Section 16 hereof notwithstanding, in the event the Optionee sells or otherwise disposes of any of the shares that may be acquired hereunder within two (2) years of the date hereof or within one (1) year of the date such shares are acquired hereunder, the Optionee agrees to notify the Company in writing within ten (10) days of the date of such sale or other disposition of the number of shares sold or disposed of, the nature of the transaction, and the amount received (if any) upon such sale or other disposition. The Optionee understands that such a sale or other disposition may result in imposition of withholding taxes, and agrees to remit to the Company on request any amounts requested to satisfy any withholding tax liability.

           18. The Optionee agrees to notify in writing the Corporate Secretary of the Company of his or her intention, if any, to terminate his or her employment within ten (10) days after said intention is formed.

           19. Subject to any employment contract with the Optionee, the terms of employment of the Optionee shall be determined from time to time by the Bank and the Bank shall have the right, which is hereby expressly reserved, to terminate the employee or change the terms of the employment at any time for any reason whatsoever, with or without good cause.

           20. Whenever shares of Common Stock are to be issued to the Optionee in satisfaction of the rights conferred hereby, the Company shall have the right to require the

Optionee to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever the Optionee is required to pay to the Company an amount required to be withheld under applicable federal and state income tax laws in connection with receipt of shares of Common Stock upon exercise of this option, the Committee may, in its absolute discretion, permit the Optionee to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld or by delivering to the Company already-owned shares to satisfy the withholding requirement. The amount of the withholding requirement shall include any amount agreed to be withheld at the time the election is made, not in excess of the maximum federal and state income tax. rates applicable to the Optionee on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). The value of the shares to be withheld or delivered will be based on their Fair Market Value on the Tax Date. Such elections will be subject to the following restrictions: (1) the election must be made on or before the Tax Date; (2) the election will be irrevocable; and (3) the election will be subject to the disapproval of the Committee. Each election by an optionee whose transactions in shares of Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934 will be subject to the following additional restrictions: (1) the election may not be made within six
(6) months of the grant of this option (except that this limitation will not apply in the event death or disability of the optionee occurs prior to the expiration of the six-month period), and (2) the election must be made either at least six (6) months before the Tax Date or within a ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of earnings.

           21. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon Optionee, the Company and all other interested persons. No member of the Board of Directors or of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

           22. In the event that any provision of this Agreement shall be invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

           IN WITNESS HEREOF, the parties hereto have executed this Agreement, in duplicate, the day and year first above written.

                               NAPA NATIONAL BANCORP


                               By_______________________________

                                  Its______________________________


 ACCEPTED:

 ______________________________
      Optionee

 ______________________________


 ______________________________
      (Address)